MAP-EQUITY FUND
            520 Broad Street, Newark, NJ  07102-3111
                         1-800-559-5535

                 Supplement Dated August 6, 1998
  To Prospectus Dated May 1, 1998, as Supplemented May 1, 1998

This supplement should be read in conjunction with the prospectus for the MAP-Equity Fund (the "Fund"), a copy of which can be obtained without charge from First Priority Investment Corporation ("First Priority"), 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

On July 15, 1998, MBL Life Assurance Corporation ("MBL Life"), the sponsor of the Fund, entered into an agreement with SunAmerica Inc. ("SunAmerica") pursuant to which SunAmerica will purchase the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the predecessor in interest to MBL Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998 (the "Closing"). The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan").

The investment adviser to the Fund, Markston Investment Management ("Markston"), is a partnership between Markston
International,  Inc.  and  MBL  Sales  Corporation,  an  indirect subsidiary  of  MBL  Life. At present,  MBL  Life's  interest  in
Markston will not be included in the Acquisition. However, SunAmerica and MBL Life have agreed to negotiate for a sale of MBL Life's interest in Markston during the 60 day period beginning on July 15, 1998. Also, the distributor of the Fund's shares, First Priority, is a wholly-owned indirect subsidiary of MBL Life. Under the terms of the Acquisition, MBL Life's interest in First Priority will not be included in the assets of MBL Life that are transferred to SunAmerica. At the present time, it is anticipated that First Priority will cease to function as a going concern at some point in time after the Closing.

In the event that MBL Life's interest in Markston is included in the Acquisition, the transfer of MBL Life's interest to SunAmerica may be deemed to result in a change in control of
Markston under the Investment Company Act of 1940, as amended (the "1940 Act"), and result in an assignment of the investment advisory agreement between the Fund and Markston (the "Advisory Agreement"). As required by the 1940 Act, the current Advisory Agreement provides for its automatic termination in the event of its assignment. In the event that the Advisory Agreement is terminated as a result of its assignment, shareholders of the Fund will be asked to approve a new investment advisory agreement. In any event, the Board of Directors of the Fund (the "Board") is considering the following alternatives with regard to the Fund: continuing the current investment advisory relationship with Markston, engaging another investment adviser, finding a new distributor for the Fund's shares, and hiring a third-party service provider to provide certain administrative services to the Fund previously provided by MBL Life. (Any new advisory agreement or distribution agreement also would be subject to shareholder approval.)

As of June 30, 1998, MBL Life owned 49% of the outstanding shares of the Fund. In connection with the resolution of the proceedings associated with the Plan, MBL Life has elected to redeem its entire interest in the Fund. The redemption will be effected by a distribution of a pro rata portion of all the Fund's assets, equal in value to the value of MBL Life's shares of the Fund. The redemption distribution will not result in the Fund realizing gain, loss, or income for federal income tax purposes. Redemptions of Fund shares by MBL Life may cause the Fund's ratio of expenses to average net assets to increase. However, First Priority has agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such daily expenses exceed 1.00% on an annualized basis of the Fund's daily net assets through December 31, 1998.